UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 4, 2025
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Effective April 4, 2025, Amalgamated Bank, a subsidiary of Amalgamated Financial Corp. (the “Company”), and 99 Park Avenue Associates, L.P., (the "Owner") entered into an office lease agreement (the "Lease Agreement"), pursuant to which the Company will lease approximately 94,045 rentable square feet of the office building located at 99 Park Avenue, New York, New York (the "Premises"), to house the Company's headquarters.

Pursuant to the Lease Agreement, there is two-phase commencement, with the office premises (“Office Premises”) commencement date being the later to occur of: (A) April 1, 2026, and (B) the substantial completion of the Base Building Work (as defined in the Lease Agreement) and Owner’s Work (as defined in the Lease Agreement), and the ground floor private lobby premises (“Ground Floor Premises”) commencement date being upon the substantial completion of the Ground Floor Base Building Work (as defined in the Lease Agreement) and Owner’s Ground Floor Work (as defined in the Lease Agreement). The term of the Lease Agreement is fifteen years, following a sixteen-month base rent abatement period, subject to one five-year renewal option.

The base rent amount for the Office Premises commences at $6,205,207.50 per annum and is escalated by approximately nine percent on the fifth anniversary of rent commencement and by an additional approximately eight percent on the tenth anniversary of rent commencement. The base rent amount for the Ground Floor Premises commences at $142,830.00 per annum and is escalated by approximately nine percent on the fifth anniversary of rent commencement and by an additional approximately eight percent on the tenth anniversary of rent commencement.

The Lease Agreement is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Agreement.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lease Agreement, dated April 4, 2025, by and among Amalgamated Bank, and 99 Park Avenue Associate, L.P.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Priscilla Sims Brown
	Name:	Priscilla Sims Brown
	Title:	Chief Executive Officer

Date: April 8, 2025
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